Exhibit 10.27

Confidential Treatment Requested by Achaogen, Inc.

November 29, 2017

Achaogen Inc.

Attn: Blake Wise, COO

1 Tower Place, #300

South San Francisco, CA 94080

Re:	Amendment #1 to the Collaborative Development & Commercialization Agreement dated April 26, 2016 (“Agreement”)

Dear Blake:

As discussed between the parties, we are proposing the following amendments to the Agreement which have been mutually agreed upon by the parties:

1.	Section 7.1 shall be deleted in its entirety and replaced with the following:

7.1

Development Payments.  In consideration of the development efforts of Microgenics under the Research Program, Achaogen shall pay to Microgenics the following one-time payments upon the occurrence of the corresponding events:

(a)

USD $[***] upon the successful completion of Phase 0: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for Phase 0;

(b)

USD $[***] upon the successful completion of Phase 1: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for Phase 1;

(c)

USD $[***] upon the successful completion of Phase 2: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for Phase 2;

(d)

USD $[***] upon the successful completion of Phase 3: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for Phase 3;

Thermo Fisher Scientific	www.thermofisher.com

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

(e)

USD $[***] upon the successful completion of the first milestone of Phase 4:  [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for the first milestone of Phase 4;

An additional USD $[***] upon the successful completion of the first milestone of Phase 4:  [***] of the Project Plan, [***].

(f)

USD $[***] upon the successful completion of the second milestone of Phase 4: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for the second milestone of Phase 4;

(g)

USD $[***] upon the successful completion of the third milestone of Phase 4: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for the third milestone of Phase 4;

An additional USD $[***] upon the successful completion of the third milestone of Phase 4; [***] of the Project Plan, [***], and [***].

(h)

[***], USD $[***] upon the successful completion of the fourth milestone of Phase 4: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for the fourth milestone of Phase 4;

(i)

USD $[***] upon the successful completion of the first milestone of Phase 5: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for the first milestone of Phase 5;

(j)

USD $[***] upon the successful completion of the second milestone of Phase 5: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for the second milestone of Phase 5;

(k)	[***]; and

(l)	[***] and assuming [***], USD $[***] upon [***]; provided, however, this amount [***].

Thereafter, no additional payments shall be due and payable to Microgenics by Achaogen for any Assay [***].

2.	Exhibit F shall be deleted in its entirety and replaced with the attached Exhibit F-1.

All other terms and conditions related to the Agreement shall remain in full force and effect.

If you agree with these changes, please sign below and return an original and electronic copy to me.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Sincerely,

[***]

Agreed and accepted:

Microgenics CorporationAchaogen Inc.

/s/ [***]	/s/ [***]

Print Name: [***] Print Name: [***]

Title: [***]Title: [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Exhibit F – 1

Project Plan Timeline and Deliverables

Plazomicin TDM Immunoassay Development Project Plan Timeline and Deliverables
Deliverables		Start	End	Duration (M)
Phase 0	[***]	[***]	[***]	[***]
•[***]
•[***]
Phase 1	[***]	[***]	[***]	[***]
•[***]
•[***]
Phase 2	[***]	[***]	[***]	[***]
•[***]
•[***]
Phase 3	[***]	[***]	[***]	[***]
•[***]
•[***]
Phase 4	[***]	[***]	[***]	[***]
Milestone 1: [***]		[***]	[***]	[***]
•[***]
Milestone 2: [***]		[***]	[***]	[***]
•[***]
Milestone 3: [***]		[***]	[***]	[***]
•[***]
[***]
[***]		[***]	[***]	[***]
•[***]
Phase 5	[***]	[***]		[***]
Milestone 1: [***]		[***]	[***]	[***]
[***]
Milestone 2: [***]		[***]	[***]	[***]
•[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.